BLACK HILLS CORPORATION ANNOUNCES

CHEYENNE LIGHT RATE REQUEST

RAPID CITY, SD—March 5, 2007—Black Hills Corporation (NYSE: BKH) announced today that its subsidiary, Cheyenne Light, Fuel & Power, has filed a rate request with the Wyoming Public Service Commission.

The filing requests general rate increases of $8.4 million for electric rates and $4.6 million for gas rates, reflecting increased costs of providing service. The electric increase includes placing into rate base Wygen II, a 90-megawatt (net), coal-fired, base-load power plant now under construction. Other capital investments have been and will be necessary for the expansion and maintenance of both natural gas and electric distribution systems to accommodate continued population and energy demand growth in the service territory. Cheyenne Light has asked that the new rates go into effect on or before January 1, 2008.

ABOUT BLACK HILLS CORPORATION

Black Hills Corporation is a diversified energy company. Our retail businesses are Black Hills Power, an electric utility serving western South Dakota, northeastern Wyoming and southeastern Montana; and Cheyenne Light, Fuel & Power, an electric and gas distribution utility serving the Cheyenne, Wyoming vicinity. Black Hills Energy, the wholesale energy business unit, generates electricity, produces natural gas, oil and coal, and markets energy. More information is available at our Internet web site: www.blackhillscorp.com. Information regarding the rate increase is also available at www.cheyennelight.com.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This news release includes “forward-looking statements” as defined by the Securities and Exchange Commission, or SEC. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements, including the risk factors described in Item 1A of Part I of our 2006 Annual Report on Form 10-K filed with the SEC, and the following:

•	Delays in obtaining regulatory approval or having cost recovery disallowed in our retail rate proceedings will affect our projected revenues and results of operations;
•	The construction, startup and operation of Wygen II may involve unanticipated charges or delays that could negatively impact the Company’s business and its results of operations;
•

The timing, volatility and extent of changes in energy-related and commodity prices, interest rates, energy and commodity supply or volume, the cost and availability of transportation of commodities, and demand for our services, all of which can affect our earnings, liquidity position and the underlying value of our assets;

•	Changes in or compliance with laws and regulations, particularly those relating to taxation, safety and protection of the environment;
•	Weather and other natural phenomena;
•	Industry and market changes, including the impact of consolidations and changes in competition;
•	The effect of accounting policies issued periodically by accounting standard-setting bodies;
•	The cost and effects on our business, including insurance, resulting from terrorist actions and natural disasters or responses to such actions and events;
•	Capital market conditions, which may affect our ability to raise capital on favorable terms;
•	General economic and political conditions, including tax rates or policies and inflation rates; and
•	Other factors discussed from time to time in our other filings with the SEC.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

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